Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated Reports Fiscal 2021 Third Quarter Results

•	Revenue of $783.2 million

•	Record Backlog of $1.13 billion

•	Record GAAP Net Earnings of $81.1 million

•	Cash from Operations of $446.9 million and Free Cash Flow $341.6 million[1]

•	Quarterly GAAP Operating Income of $85.1 million and GAAP EPS of $0.66

•	Quarterly Non-GAAP Operating Income of $141.0 million and Non-GAAP EPS of $0.91

PITTSBURGH, May 6, 2021 (GLOBE NEWSWIRE) — II-VI Incorporated (Nasdaq:IIVI) (“II-VI,” “We” or the “Company”) today reported results for its fiscal 2021 third quarter ended March 31, 2021.

“We delivered a strong quarter with revenue of $783 million, 25% growth over the same period in fiscal year 2020, with a book to bill ratio of 1.08 and record backlog of $1.13 billion. Our supply chain and global manufacturing operations teams kept pace with demand to deliver above the top end of our guidance, and we are optimistic about the future,” said Dr. Vincent D. Mattera, Jr.

Dr. Mattera continued, “In fact yesterday, Apple announced its $410 million award to II-VI from its Advanced Manufacturing Fund. This multi-year agreement is for future business and we are honored to be Apple’s trusted partner.”

“In addition, on March 25, we announced the agreement to acquire Coherent, a company we have known and respected for nearly fifty years. Our combination with Coherent will create a more diversified company that unites II-VI’s strengths in optical communications, engineered materials and semiconductor lasers with Coherent’s expertise in industrial laser solutions. Our complementary technologies will enable enhanced penetration of key growth markets, including electric vehicle manufacturing, aerospace and defense, life sciences, and laser-additive manufacturing. The combination will expand our access, and diversify our exposure, to global markets and provide us with new opportunities to expand our service and sales network around the world.”

[1]	Free cash flow of $341.6M is defined as cash flow from operations of $446.9M less capital expenditures of $105.3M for the nine months ended March 31, 2021.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Revenues	$783.2	$786.6	$627.0	$2,297.9	$1,633.8
GAAP Gross Profit	$299.6	$322.5	$245.9	$908.6	$517.4
Non-GAAP Gross Profit (2)	$304.4	$330.6	$240.4	$923.3	$605.8
GAAP Operating Income (Loss) (1)	$85.1	$118.7	$69.0	$305.0	$(28.0)
Non-GAAP Operating Income (2)	$141.0	$173.0	$86.5	$452.9	$209.2
GAAP Net Earnings (Loss)	$81.1	$87.9	$5.9	$215.3	$(118.3)
Non-GAAP Net Earnings (2)	$111.5	$131.2	$44.1	$343.2	$116.9
GAAP Diluted Earnings (Loss) Per Share	$0.66	$0.73	$0.06	$1.78	$(1.43)
Non-GAAP Diluted Earnings Per Share (2)	$0.91	$1.08	$0.47	$2.85	$1.38
Other Selected Financial Metrics
GAAP Gross margin	38.2%	41.0%	39.2%	39.5%	31.7%
Non-GAAP gross margin (2)	38.9%	42.0%	38.3%	40.2%	37.1%
GAAP Operating margin	10.9%	15.1%	11.0%	13.3%	(1.7)%
Non-GAAP operating margin (2)	18.0%	22.0%	13.8%	19.7%	12.8%
GAAP Return on sales	10.4%	11.2%	0.9%	9.4%	(7.2)%
Non-GAAP return on sales (2)	14.2%	16.7%	7.0%	14.9%	7.2%

(1)	GAAP Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments, and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Outlook

The outlook for the fourth fiscal quarter ending June 30, 2021 is revenue of $752 million to $802 million and earnings per diluted share on a non-GAAP basis of $0.63 to $0.83. The earnings include a deduction of $10.2 million for the dividend on the Series B preferred stock. This is at today’s exchange rate and today’s estimated tax impact of 21%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $21 million in amortization, $18 million in share-based compensation, and $12 million in transaction and integration costs. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Thursday May 6, 2021 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via http://bit.ly/3sGTn7bIIVIQ3FY21Earnings. If you wish to participate in the call, please dial +1 334-323-0516 or 800-378-0327. When you call, please enter Confirmation Code 5438394 and provide your name and company affiliation.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available up to 11:59 p.m. EST on Friday, May 7, 2021, by dialing +1 334-323-0516 or 800-378-0327 and entering the ID number 5438394.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors”

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020
Revenues	$783,232	$786,569	$627,041
Costs, Expenses & Other Expense (Income)
Cost of goods sold	483,676	464,103	381,108
Internal research and development	83,231	84,858	94,764
Selling, general and administrative	131,244	118,893	82,133
Interest expense	13,034	15,585	28,530
Other expense (income), net	(21,432)	(3,153)	7,168

Total Costs, Expenses, & Other Expense (Income)	689,753	680,286	593,703

Earnings Before Income Taxes	93,479	106,283	33,338
Income Taxes	12,387	18,383	27,417

Net Earnings	$81,092	$87,900	$5,921

Less: Dividends on Preferred Stock	7,013	6,900	—

Net Earnings available to the Common Shareholders	$74,079	$81,000	$5,921

Basic Earnings Per Share	$0.71	$0.78	$0.07

Diluted Earnings Per Share	$0.66	$0.73	$0.06

Average Shares Outstanding —Basic	104,767	104,092	91,081
Average Shares Outstanding —Diluted	116,302	115,053	93,435

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Nine Months Ended
	March 31, 2021	March 31, 2020
Revenues	$2,297,885	$1,633,781
Costs, Expenses & Other Expense (Income)
Cost of goods sold	1,389,299	1,116,368
Internal research and development	246,337	238,584
Selling, general and administrative	357,323	306,846
Interest expense	45,833	63,888
Other expense (income), net	(246)	12,734

Total Costs, Expenses, & Other Expense (Income)	2,038,546	1,738,420

Earnings (Loss) Before Income Taxes	259,339	(104,639)
Income Taxes	44,081	13,651

Net Earnings (Loss)	$215,258	$(118,290)

Less: Dividends on Preferred Stock	20,353	—

Net Earnings (Loss) available to the Common Shareholders	$194,905	$(118,290)

Basic Earnings (Loss) Per Share	$1.88	$(1.43)

Diluted Earnings (Loss) Per Share	$1.78	$(1.43)

Average Shares Outstanding —Basic	103,883	82,615
Average Shares Outstanding —Diluted	114,637	82,615

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	March 31, 2021	June 30, 2020
Assets
Current Assets
Cash and cash equivalents	$1,535,310	$493,046
Accounts receivable	615,163	598,124
Inventories	673,744	619,810
Prepaid and refundable income taxes	9,133	12,279
Prepaid and other current assets	55,416	65,710

Total Current Assets	2,888,766	1,788,969
Property, plant & equipment, net	1,232,146	1,214,772
Goodwill	1,293,512	1,239,009
Other intangible assets, net	739,489	758,368
Deferred income taxes	36,191	22,938
Other assets	171,616	210,658

Total Assets	$6,361,720	$5,234,714

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$62,050	$69,250
Accounts payable	277,616	268,773
Operating lease current liabilities	23,264	24,634
Accruals and other current liabilities	315,907	310,236

Total Current Liabilities	678,837	672,893
Long-term debt	1,323,402	2,186,092
Deferred income taxes	66,861	45,551
Operating lease liabilities	110,223	94,701
Other liabilities	141,049	158,674

Total Liabilities	2,320,372	3,157,911
Total Mezzanine Equity	716,200	—
Total Shareholders’ Equity	3,325,148	2,076,803

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$6,361,720	$5,234,714

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended March 31,
	2021	2020
Cash Flows from Operating Activities
Net cash provided by operating activities	$446,852	$120,492

Cash Flows from Investing Activities
Additions to property, plant & equipment	(105,331)	(107,975)
Purchases of businesses, net of cash acquired	(34,431)	(1,036,609)
Other investing activities	(1,057)	(3,042)

Net cash used in investing activities	(140,819)	(1,147,626)

Cash Flows from Financing Activities
Proceeds from issuance of common shares	460,000	—
Proceeds from issuance of Series A preferred shares	460,000	—
Proceeds from issuance of Series B preferred shares	750,000	—
Proceeds from borrowings of Term A Facility	—	1,241,000
Proceeds from borrowings of Term B Facility	—	720,000
Proceeds from borrowings of Revolving Credit Facility	—	160,000
Proceeds from borrowings under prior Credit Facility	—	10,000
Payments on borrowings under prior Term Loan, Credit Facility and other loans	—	(176,596)
Payments on Finisar Notes	—	(560,112)
Payments on borrowings under Term A Facility	(121,538)	(31,026)
Payments on borrowings under Term B Facility	(714,600)	(3,600)
Payments on borrowings under Revolving Credit Facility	(74,000)	(70,000)
Debt issuance costs	—	(63,510)
Equity issuance costs	(58,596)	—
Proceeds from exercises of stock options and purchases of stock under employee stock purchase plan	31,562	5,056
Payments in satisfaction of employees’ minimum tax obligations	(8,253)	(15,680)
Payment of dividends	(13,419)	—
Common stock repurchase	—	(1,625)
Other financing activities	(1,967)	(2,010)

Net cash provided by financing activities	709,189	1,211,897

Effect of exchange rate changes on cash and cash equivalents	27,042	(1,528)
Net increase in cash and cash equivalents	1,042,264	183,235
Cash and Cash Equivalents at Beginning of Period	493,046	204,872

Cash and Cash Equivalents at End of Period	$1,535,310	$388,107

T. 724.352.4455 | ii-vi.com

Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Revenues:
Photonic Solutions	$508.0	$482.9	$417.7	$1,488.6	$1019.5
Compound Semiconductors	275.3	303.6	209.3	809.3	592.2
Unallocated and Other	—	—	—	—	22.1

Consolidated	$783.2	$786.6	$627.0	$2,297.9	$1,633.8

GAAP Operating Income (Loss):
Photonic Solutions	$48.3	$48.5	$48.7	$147.2	$0.8
Compound Semiconductors	51.8	71.1	24.9	173.5	42.6
Unallocated and Other	(14.9)	(0.8)	(4.6)	(15.7)	(71.4)

Consolidated	$85.1	$118.7	$69.0	$305.0	$(28.0)

Non-GAAP Operating Income (Loss):
Photonic Solutions	$74.5	$84.1	$55.9	$236.8	$137.5
Compound Semiconductors	66.5	88.9	30.6	216.1	71.9
Unallocated and Other	—	—	—	—	(0.2)

Consolidated	$141.0	$173.0	$86.5	$452.9	$209.2

GAAP Operating Margin:
Photonic Solutions	9.5%	10.0%	11.7%	9.9%	0.1%
Compound Semiconductors	18.8%	23.4%	11.9%	21.4%	7.2%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	10.9%	15.1%	11.0%	13.3%	-1.7%
Non-GAAP Operating Margin:
Photonic Solutions	14.7%	17.4%	13.4%	15.9%	13.5%
Compound Semiconductors	24.2%	29.3%	14.6%	26.7%	12.1%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	18.0%	22.0%	13.8%	19.7%	12.8%

T. 724.352.4455 | ii-vi.com

Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Non-GAAP Photonic Solutions Operating Income	$74.5	$84.1	$55.9	$236.8	$137.5
Measurement period adjustment on long-lived assets	—	—	8.5	—	—
Share-based compensation	(7.6)	(12.1)	(9.6)	(30.2)	(25.1)
Amortization of acquired intangibles	(17.3)	(17.3)	(6.1)	(51.9)	(37.4)
Fair value adjustment on acquired inventory	—	—	—	—	(74.2)
Restructuring, transaction expenses, and other	(1.3)	(6.2)	—	(7.5)	—

Photonic Solutions GAAP Operating Income (Loss)	$48.3	$48.5	$48.7	$147.2	$0.8

Non-GAAP Compound Semiconductors Operating Income	$66.5	$88.9	$30.6	$216.1	$71.9
Measurement period adjustment on long-lived assets	—	—	—	—	—
Share-based compensation	(9.1)	(16.0)	(4.8)	(30.1)	(14.0)
Amortization of acquired intangibles	(3.5)	(3.3)	0.4	(9.7)	(6.0)
Preliminary fair value adjustment on acquired inventory	—	—	—	—	(6.4)
Restructuring, transaction expenses, and other	(2.2)	1.5	(1.3)	(2.8)	(2.9)

Compound Semiconductors GAAP Operating Income (Loss)	$51.8	$71.1	$24.9	$173.5	$42.6

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$(0.2)
Finisar results	—	—	—	—	1.9
Amortization of acquired intangibles	—	—	—	—	(2.0)
Preliminary fair value adjustment on acquired inventory	—	—	—	—	(7.1)
Restructuring, transaction expenses, and other	(14.9)	(0.8)	(2.9)	(15.7)	(64.0)

Unallocated and Other GAAP Operating Income (Loss)	$(14.9)	$(0.8)	$(4.6)	$(15.7)	$(71.4)

Total GAAP Operating Income (Loss)	$85.1	$118.7	$69.0	$305.0	$(28.0)

Non-GAAP Operating Income	$141.0	$173.0	$86.5	$452.9	$209.2

*	Amounts may not recalculate due to rounding.

T. 724.352.4455 | ii-vi.com

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Gross profit on GAAP basis	$299.6	$322.5	$245.9	$908.6	$517.4
Finisar results (1)	—	—	—	—	(6.5)
Share-based compensation	3.0	3.9	3.0	8.7	7.2
Fair value adjustment on acquired inventory(2)	—	—	—	—	87.7
Measurement period adjustment on long-lived assets (3)	—	—	(8.5)	—	—
Restructuring, transaction expenses, and other (5)	1.8	4.2	—	6.0	—

Gross profit on non-GAAP basis	$304.4	$330.6	$240.4	$923.3	$605.8

Internal research and development on GAAP basis	$83.2	$84.9	$94.8	$246.3	$238.6
Share-based compensation (4)	(4.2)	(5.4)	(4.2)	(12.2)	(10.1)

Internal research and development on non-GAAP basis	$79.0	$79.5	$90.6	$234.1	$228.5

Selling, general and administrative on GAAP basis	$131.2	$118.9	$82.1	$357.3	$306.8
Share-based compensation (4)	(9.6)	(18.8)	(7.2)	(39.5)	(21.8)
Amortization of acquired intangibles	(20.8)	(20.6)	(5.7)	(61.6)	(45.4)
Restructuring, transaction expenses, and other (5)	(16.7)	(1.3)	(5.9)	(20.1)	(66.7)

Selling, general and administrative on non-GAAP basis	$84.1	$78.2	$63.4	$236.1	$173.0

Operating income (loss) on GAAP basis	$85.1	$118.7	$69.0	$305.0	$(28.0)
Finisar results (1)	—	—	—	—	(1.9)
Share-based compensation (4)	16.8	28.1	14.4	60.4	39.1
Fair value adjustment on acquired inventory (2)	—	—	—	—	87.7
Amortization of acquired intangibles	20.8	20.6	5.7	61.6	45.4
Measurement period adjustment on long-lived assets (3)	—	—	(8.5)	—	—
Restructuring, transaction expenses, and other (5)	18.5	5.5	5.9	26.1	66.7

Operating income on non-GAAP basis	$141.0	173.0	$86.5	$452.9	$209.0

T. 724.352.4455 | ii-vi.com

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2021	2020	2020	2021	2020
Interest and other (income) expense, net on GAAP basis	$(8.4)	$12.4	$35.7	$45.6	$76.6
Finisar results (1)	—	—	—	—	0.3
Foreign currency exchange gains (losses), net	7.9	(7.5)	(3.5)	(4.3)	(8.1)
Additional interest expense related to Finisar acquisition (1)	—	—	—	—	(1.7)
Gain on investment	—	7.0	—	7.0	—
Impairment of investment	—	—	(5.0)	—	(5.0)
Debt extinguishment expense (6)	—	—	—	(24.7)	(3.9)
Gain on preferred equity forward sale agreement	11.4	—	—	11.4	—

Interest and other (income) expense, net on non-GAAP basis	$10.9	$11.9	$27.2	$35.0	$58.2

Income taxes (benefit) on GAAP basis	$12.4	$18.4	$27.4	$44.1	$13.7
Tax impact of non-GAAP measures	6.3	11.4	(3.2)	30.8	20.7
Tax impact of fair value adjustments	—	—	(9.0)	—	—

Income taxes (benefit) on non-GAAP basis	$18.7	$29.8	$15.2	$74.9	$34.4

Net earnings (loss) on GAAP basis	$81.1	$87.9	$5.9	$215.3	$(118.4)
Finisar results (1)	—	—	—	—	(1.6)
Share-based compensation (4)	16.8	28.1	14.4	60.4	39.1
Fair value adjustment on acquired inventory (2)	—	—	—	—	87.7
Amortization of acquired intangibles	20.8	20.6	5.7	61.6	45.4
Measurement period adjustment on long-lived assets (3)	—	—	(8.5)	—	—
Foreign currency exchange (gains) losses, net	(7.9)	7.5	3.5	4.3	8.1
Additional interest expense related to Finisar acquisition	—	—	—	—	1.7
Gain on investment	—	(7.0)	—	(7.0)	—
Impairment of investment	—	—	5.0	—	5.0
Debt extinguishment expense (6)	—	—	—	24.7	3.9
Gain on preferred equity forward sale agreement	(11.4)	—	—	(11.4)	—
Restructuring, transaction expenses, and other (5)	18.5	5.5	5.9	26.1	66.7
Tax impact of non-GAAP measures and fair value adjustments	(6.3)	(11.4)	12.2	(30.8)	(20.7)

Net earnings on non-GAAP basis	$111.5	$131.2	$44.1	$343.2	$116.9

Per share data:
Net earnings (loss) on GAAP basis

T. 724.352.4455 | ii-vi.com

Basic Earnings (Loss) Per Share	$0.71	$0.78	$0.07	$1.88	$(1.43)
Diluted Earnings (Loss) Per Share	$0.66	$0.73	$0.06	$1.78	$(1.43)
Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.00	$1.19	$0.48	$3.11	$1.41
Diluted Earnings Per Share	$0.91	$1.08	$0.47	$2.85	$1.38

*	Amounts may not recalculate due to rounding.

(1)

“Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing. Finisar results have been consolidated into the Photonics Solutions and Compound Semiconductors segments in periods subsequent to the three months ended September 30, 2019.

(2)	The fair value adjustment represents the step up value adjustment of acquired inventory from the Finisar acquisition.
(3)	Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.
(4)

Total share-based compensation expense for the nine months ended March 31, 2020 is $49.8 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 5.

(5)

During fiscal year 2020, restructuring, transaction expenses, and other primarily represent acquisition and integration costs related to the Finisar acquisition. In connection with the acquisition of Finisar, the Company recorded $20.7 million of compensation in the Condensed Consolidated Statement of Earnings (Loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, the pending Coherent acquisition, customer settlements from acquired liabilities of previous acquisitions, COVID related costs, and asset retirement obligations.

(6)	The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the nine months ended March 31, 2021.

T. 724.352.4455 | ii-vi.com

Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Net earnings (loss) on GAAP basis	$81.1	$87.9	$5.9	$215.3	$(118.4)
Income taxes (benefit)	12.4	18.4	27.5	44.1	13.7
Depreciation and amortization	68.0	67.2	38.0	199.9	147.1
Interest expense	13.0	15.6	28.6	45.8	63.9

EBITDA (1)	$174.5	$189.1	$100.0	$505.1	$106.3

EBITDA margin	22.3%	24.0%	15.9%	22.0%	6.5%
Fair value adjustment on acquired inventory	—	—	—	—	87.7
Share-based compensation	16.8	28.1	14.4	60.4	39.1
Foreign currency exchange (gains) losses, net	(7.9)	7.5	3.5	4.3	8.1
Impairment of investment	—	—	5.0	—	5.0
Debt extinguishment expense	—	—	—	24.7	3.9
Gain on investment	—	(7.0)	—	(7.0)	—
Gain on preferred equity forward sale agreement	(11.4)	—	—	(11.4)	—
Restructuring, transaction expenses, and other	18.5	5.5	7.5	26.1	71.0

Adjusted EBITDA (2)	$190.5	$223.1	$130.4	$602.1	$321.1

Adjusted EBITDA margin	24.3%	28.4%	20.8%	26.2%	19.7%

*	Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, fair value adjustments of acquired inventory, gain and impairment recognized on investments, certain one-time transaction expenses, the impact of restructuring items, gain in preferred equity forward sale agreement, COVID related costs, debt extinguishment charges, expenses incurred for asset retirement obligations and the impact of foreign currency exchange gains and losses.

T. 724.352.4455 | ii-vi.com

Table 6

GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Numerator
Net earnings (loss)	$81.1	$87.9	$5.9	$215.3	$(118.3)
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.9)	—	(20.2)	—
Series B Redeemable Preferred Stock dividends	(0.1)	—	—	(0.1)	—
Series B Preferred Deemed Dividend	—	—	$—	—	$—

Basic earnings available to common shareholders	$74.1	$81.0	$5.9	$194.9	$(118.3)

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$3.1	$3.1	$—	$9.2	$—

Diluted earnings available to common shareholders	$77.1	$84.1	$5.9	$204.1	$(118.3)

Denominator
Weighted average shares	104.8	104.1	91.1	103.9	82.6
Effect of dilutive securities:
Common stock equivalents	4.2	3.6	2.4	3.4	—
0.25% Convertible Senior Notes due 2022	7.3	7.3	—	7.3	—

Diluted weighted average common shares	116.3	115.1	93.4	114.6	82.6

Basic earnings (loss) per common share	$0.71	$0.78	$0.07	$1.88	$(1.43)

Diluted earnings (loss) per common share	$0.66	$0.73	$0.06	$1.78	$(1.43)

*	Amounts may not recalculate due to rounding.

T. 724.352.4455 | ii-vi.com

Table 7

Non-GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020	Mar 31, 2021	Mar 31, 2020
Numerator
Net earnings on non-GAAP basis	$111.5	$131.2	$44.1	$343.2	$44.1
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.9)	—	(20.2)	—
Series B Redeemable Preferred Stock dividends	(0.1)	—	—	(0.1)	—
Series B Preferred deemed dividends	—	{—	—	—	{—

Basic earnings available to common shareholders	$104.5	$124.3	$44.1	$322.8	$116.9

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$3.1	$3.1	$—	$9.2	$—
Add back Series A Preferred Stock dividends	6.9	6.9	—	20.2	—
Add back Series B Preferred Stock dividends	—	—	—	0.1	—
Add back Series B Preferred deemed dividends	—	—	—	—	—

Diluted earnings available to common shareholders Denominator	$114.5	$134.2	$44.1	$352.4	$116.9

Weighted average shares	104.8	104.1	91.1	103.9	82.6
Effect of dilutive securities:
Common stock equivalents	4.2	3.6	2.4	3.4	2.0
0.25% Convertible Senior Notes due 2022	7.3	7.3	—	7.3	—
Series A Mandatory Convertible Preferred Stock	8.9	8.9	—	8.9	—
Series B Redeemable Preferred Stock	—	—	—	0.1	—

Diluted weighted average common shares	125.2	124.0	93.4	123.7	84.6

Basic earnings (loss) per common share on non-GAAP basis	$1.00	$1.19	$0.48	$3.11	$1.41

Diluted earnings (loss) per common share on non-GAAP basis	$0.91	$1.08	$0.47	$2.85	$1.38

*	Amounts may not recalculate due to rounding.

T. 724.352.4455 | ii-vi.com

Total for three and nine months ended March 31, 2021 was $0.01M

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

T. 724.352.4455 | ii-vi.com